UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 18, 2004

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


            000-50545                                   30-0136231
      Commission File Number              I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On October 18, 2004, Southwest Community Bancorp issued its earnings release for the third quarter ended September 30, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. Southwest Community Bancorp does not intend for this Item 2 or
Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.


Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not Applicable.

(b)  Pro Forma Financial Information

     Not Applicable.

(c)  List of Exhibits

99.1 Press Release of Southwest Community Bancorp dated October 18, 2004, announcing results of operations and financial condition as of the nine months ended September 30, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 SOUTHWEST COMMUNITY BANCORP


DATE: October 18, 2004                           By: /s/ Frank J. Mercardante
                                                     ---------------------------
                                                         Frank J. Mercardante
                                                         President and
                                                         Chief Executive Officer